SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2001

Metricom, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19903 (Commission File Number)	77-0294597 (IRS Employer Identification No.)

333 West Julian Street
San Jose, California 95110
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
(408) 282-3000

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
Exhibit 99.1

Item 5. Other Events.

         On October 18, 2001, Metricom, Inc., Metricom Finance, Inc., Metricom New York, L.L.C., Metricom Investments DC, Inc., Metricom DC, L.L.C., debtors-in-possession, in chapter 11 case nos. 01-53291, 01-53297, 01-53302, 01-53301 and 01-53300 (Jointly Administered), filed a monthly operating report for the month of September 2001 with the United States Bankruptcy Court for the Northern District of California in San Jose, California, a copy of which is filed herewith as Exhibit 99.1.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

Exhibit No.	Description

99.1	Chapter 11 Monthly Operating Report for September 2001 filed by Metricom, Inc., Metricom Finance, Inc., Metricom New York, L.L.C., Metricom Investments DC, Inc., Metricom DC, L.L.C., debtors-in-possession, in chapter 11 case nos. 01-53291, 01-53297, 01-53302, 01-53301 and 01-53300 (Jointly Administered), filed with the United States Bankruptcy Court for the Northern District of California in San Jose, California.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRICOM, INC.

Date: November 2, 2001	By:	/s/ Gene Reilly
Gene Reilly Chief Financial Officer and General Counsel

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